SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jun-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jun-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    190,438,179       3,204,828          N/A 187,233,351
A-2    131,906,884       2,636,765          N/A 129,270,119
A-IO   275,605,029               0          N/A 270,610,466
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      384,325,000               0          N/A 379,201,908
R                0               0          N/A           0
Total  382,345,063       5,841,593           0  376,503,470



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      323,639               0     2.18500%
  A-2      226,733               0     2.21000%
 A-IO    1,537,847              (0)    6.16000%
  M-1       60,464               0     2.99000%
  M-2       54,530               0     3.69000%
    B       54,717               0     4.69000%
    X            0               0
    R            0               0     2.21000%
Total    2,257,930              (0)

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         16.024140    1.618196     0.000000      936.166755
A-2  22540V UG 5         18.834036    1.619523     0.000000      923.357989
A-IO 22540V UH 3          0.000000    5.290151    (0.000000)     930.892557
M-1  22540V UK 6          0.000000    2.325555     0.000000     1000.000000
M-2  22540V UL 4          0.000000    2.870000     0.000000     1000.000000
B    22540V UM 2          0.000000    3.647778     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      948.004651
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  226,949,791  157,375,209     384,325,000
     Scheduled Principal               124,453       94,720         219,173
     Prepays (Includes Curtail)      2,502,486    2,217,265       4,719,751
     Net Liquidation Proceeds          183,139            0         183,139
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           2,810,078    2,311,985       5,122,063
     Net Realized Losses                 1,029            0           1,029
Ending Balance                     224,138,684  155,063,224     379,201,908
Count                                    1,953        1,280           3,233

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          224,138,684  155,063,224     379,201,908
Ending OC Amount                                                  2,698,438

Interest Distributions:
Sched Int (Net of Serv Fee)          1,703,520    1,174,190       2,877,709
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,703,520    1,174,190       2,877,709
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0

                                     GROUP 1      GROUP 2        TOTAL

Servicing Fee                           94,563       65,573         160,135
Trustee Fee                                946          656           1,601
Credit Risk Manager Fee                  3,310        2,295           5,605
FSA Premium                              9,522        6,595          16,117


Current  Advances                    1,622,136    1,062,202       2,684,338
Outstanding  Advances                2,146,634    1,361,572       3,508,206

Delinquency Information

      30-59 days delinq         60-89 days delinq     90+ days delq
Grp   Count         Bal         Count    Bal          Count     Bal
1     55            6,002,799   23       2,244,554    7         735,123
2     46            4,616,674   9        895,820      6         850,404
Total 101           10,619,472  32       3,140,374    13        1,585,527
*Note:  The above statistics do not include loans in Fore., Bank., or REO.

     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    22            2,627,129       21          2,293,386
2    12            1,391,341       5           341,227
Total34            4,018,470       26          2,634,614

                   REO
Grp  Count         Balance         Market Value
1    1.00          35,894.32       0.00
2    0.00          0.00            0.00
Total1.00          35,894.32       0.00


Number of Loans with Prepayment Premiums                                 33
Amount of Prepayment Premiums                                       123,074


Delinquency Rate (> 60 Days)                                         3.0102%
Rolling Three Month Delinquency Rate                                 2.0383%


Realized Losses incurred during the related Due Period                1,029
Cumulative Net Realized Losses since Startup Day                      1,029


Weighted Average Term to Maturity of Mortgage Loans                      342
Weighted Average Gross Coupon of Mortgage Loans                      9.5302%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.4071%


Net WAC (gross of FSA fee)                                           8.9627%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       16.5343%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                         184,168



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA